Exhibit 10.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in (i) the Registration Statements filed on Form F-3 (File Nos. 333-84226, 333-128361, 333-129962 and 333-130040) and in any related Prospectus and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333- 13038, 333-13664, 333-13668, 333-14254, 333-14252, 333-81564, 333-92220, 333-108833, 333-125075 and 333-137354) of our report dated March 19, 2007, with respect to the consolidated financial statements of ING Belgium SA/NV (not included herein), which report appears in this December 31, 2006 Annual Report (Form 20-F) of ING Groep N.V.
Brussels, Belgium
April 13, 2007
Ernst & Young Reviseurs d’Entreprises SCCRL
represented by

Marc van Steenvoort	Pierre Anciaux

Partner	Partner